UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 21, 2018
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CARTER VALIDUS MISSION CRITICAL REIT, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	000-54675	27-1550167
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4890 West Kennedy Blvd.
Suite 650
Tampa, Florida 33609
(Address of principal executive offices)
(813) 287-0101
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01	Entry into a Material Definitive Agreement.
On September 21, 2018, Carter Validus Mission Critical REIT, Inc. (the "Company") entered into an amendment (the “First Amendment”) to the Agreement of Limited Partnership of Carter/Validus Operating Partnership, LP (the “Partnership Agreement”), by and between the Company, which holds both general partner and limited partner interests in Carter/Validus Operating Partnership, LP, and Carter/Validus Advisors, LLC, which holds a special limited partner interest in Carter/Validus Operating Partnership, LP. The purpose of the First Amendment, which is attached as Exhibit 10.1 hereto, is to amend the provisions of the Partnership Agreement applicable to Internal Revenue Service audits to reflect certain tax provisions of the Bipartisan Budget Act of 2015.
The material terms of the First Amendment are qualified in their entirety by the First Amendment filed as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

10.1	First Amendment to the Agreement of Limited Partnership of Carter/Validus Operating Partnership, LP, dated September 21, 2018.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARTER VALIDUS MISSION CRITICAL REIT, INC.

Dated: September 21, 2018	By:	/s/ Todd M. Sakow
	Name:	Todd M. Sakow
	Title:	Chief Financial Officer